UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2004

McDONALD’S CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

One McDonald’s Plaza

Oak Brook, Illinois 60523

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (630) 623-3000

Item 5. Other Events.

On August 9, 2004, McDonald’s Corporation (the “Company”) issued a press release reporting the Company’s July 2004 sales. The press release is furnished as Exhibit 99 and attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDONALD’S CORPORATION (Registrant)

Date: August 10, 2004	/s/ David M. Pojman
David M. Pojman Corporate Senior Vice President– Controller

Exhibit Index

Exhibit No. 99	News Release of McDonald’s Corporation issued August 9, 2004:
McDonald’s Momentum Continues; Global Comparable Sales Rise for the 15th Consecutive Month.